UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 24, 2016

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 El Camino Real, Suite 250, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement and Registration Rights Agreement with Aspire Capital

On August 24, 2016, Viking Therapeutics, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC, an Illinois limited liability company (“Aspire Capital”), pursuant to which Aspire Capital is committed to purchase up to an aggregate of $12.5 million of shares of the Company’s common stock (“Common Stock”) over the 30-month term of the Purchase Agreement on the terms set forth therein (the “Offering”).  Upon execution of the Purchase Agreement, the Company issued and sold to Aspire Capital under the Purchase Agreement 333,333 shares of Common Stock at a price per share of $1.50, for an aggregate purchase price of $500,000 (the “Initial Shares”).

In connection with the Offering, the Company entered into a Registration Rights Agreement with Aspire Capital (the “Registration Rights Agreement”) on August 24, 2016, pursuant to which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (each, a “Registration Statement”) as necessary to register for sale under the Securities Act of 1933, as amended (the “Securities Act”), the Initial Shares, the Commitment Shares (as defined below) and the additional shares of Common Stock that may be issued to Aspire Capital under the Purchase Agreement.

Pursuant to the terms of the Purchase Agreement, after the Registration Statement is declared effective by the SEC, on any business day selected by the Company, the Company has the right, but not the obligation, to direct Aspire Capital, by delivering to Aspire Capital a notice (each, a “Purchase Notice”), to purchase on such date (each, a “Purchase Date”) the number of shares of Common Stock set forth in the Purchase Notice, in an amount of up to 75,000 shares of Common Stock (subject to adjustment for recapitalizations, stock splits and similar matters), at a price per share (the “Purchase Price”) equal to the lesser of (1) the lowest sale price of the Common Stock on the Purchase Date, and (2) the arithmetic average of the three lowest closing sale prices for the Common Stock during the ten consecutive business days ending on the business day immediately preceding the Purchase Date. However, the aggregate purchase price payable by Aspire Capital on any one Purchase Date may not exceed $300,000.

In addition, on any business day on which (1) the Company delivers a Purchase Notice directing Aspire Capital to purchase at least 75,000 shares of Common Stock (subject to any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar transaction), and (2) the closing sale price of the Common Stock is higher than $0.40, the Company has the right, but not the obligation, to direct Aspire Capital, by delivering to Aspire Capital a volume-weighted average purchase notice (each, a “VWAP Purchase Notice”), to purchase on the next business day (each, a “VWAP Purchase Date”) the number of shares of Common Stock that is equal to the percentage set forth in the VWAP Purchase Notice (which may not exceed 30%) of the trading volume of the Common Stock on the Nasdaq Capital Market on such VWAP Purchase Date, subject to a maximum number of shares of Common Stock as determined by the Company in its sole discretion. The price per share (the “VWAP Purchase Price”) for any shares of Common Stock purchased under a VWAP Purchase Notice will be equal to the lesser of: (a) the closing sale price of the Common Stock on the VWAP Purchase Date, and (b) 97% of the volume-weighted average price of the Common Stock on the Nasdaq Capital Market on the VWAP Purchase Date, subject to certain exceptions.

The Purchase Price and the VWAP Purchase Price will be adjusted for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar transaction occurring during the period(s) used to compute the Purchase Price or the VWAP Purchase Price, as applicable.  The Company may deliver multiple Purchase Notices and VWAP Purchase Notices to Aspire Capital from time to time during the term of the Purchase Agreement, so long as the most recent purchase has been completed.

The Purchase Agreement provides that the Company and Aspire Capital will not effect any sales under the Purchase Agreement on any Purchase Date on which the closing sale price of the Common Stock is less than $0.25 (subject to any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar transaction).  There are no trading volume requirements or restrictions under the Purchase Agreement, and the Company will control the timing and amount of sales of shares of Common Stock to Aspire Capital.  Aspire Capital has no right to require any sales by the Company, but is obligated to make purchases from the Company as directed by the Company in accordance with the Purchase Agreement.  There are no limitations on the use of proceeds, financial or business covenants, restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement.  Concurrently with the execution of the Purchase Agreement, and as consideration for Aspire Capital entering into the Purchase Agreement, the Company issued to Aspire Capital 336,116 shares of Common Stock as a commitment fee (the “Commitment Shares”). The Purchase Agreement may be terminated by the Company at any time, for any reason or no reason, without any liability to the Company. Generally, Aspire Capital may terminate the Purchase Agreement at any time that an event of default exists. Pursuant to the Purchase Agreement, Aspire Capital agreed that neither it nor any of its agents, representatives or affiliates will engage in any direct or indirect short-selling or hedging of the Common Stock during the term of the Purchase Agreement.  The Company expects to use any proceeds it receives under the Purchase Agreement for working capital and general corporate purposes.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the copy of each of the Purchase Agreement and the Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement and the Registration Rights Agreement were made solely for the benefit of the parties to the Purchase Agreement and the Registration Rights Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement and the Registration Rights Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and the Registration Rights Agreement, respectively, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the Company’s results to differ materially and adversely from those expressed or implied by such forward-looking statements. Such forward-looking statements include the Company’s expectations regarding the Offering, the expected use of proceeds from the Offering, if any, and other matters that do not relate strictly to historical facts or statements of assumptions underlying the foregoing. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may” or “will,” the negative versions of these terms and similar expressions or variations. These statements are based on the beliefs and assumptions of the Company’s management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially and adversely from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section titled “Risk Factors” included in the Company’s SEC filings. Furthermore, such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety. The Initial Shares and the Commitment Shares (collectively, the “Securities”) were offered and sold on August 24, 2016 in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Aspire Capital represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

The Purchase Agreement and the Registration Rights Agreement are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On August 25, 2016, the Company issued the press release attached hereto as Exhibit 99.1 regarding the Offering.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

4.1	Registration Rights Agreement, dated as of August 24, 2016, by and between Viking Therapeutics, Inc. and Aspire Capital Fund, LLC.
10.1	Common Stock Purchase Agreement, dated as of August 24, 2016, by and between Viking Therapeutics, Inc. and Aspire Capital Fund, LLC.

99.1	Press Release, dated August 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Therapeutics, Inc.

Date: August 25, 2016	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer

 Exhibit Index

Exhibit No.	Description
4.1	Registration Rights Agreement, dated as of August 24, 2016, by and between Viking Therapeutics, Inc. and Aspire Capital Fund, LLC.
10.1	Common Stock Purchase Agreement, dated as of August 24, 2016, by and between Viking Therapeutics, Inc. and Aspire Capital Fund, LLC.
99.1	Press Release, dated August 25, 2016.